UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte St., Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-47(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On March 13, 2026, Aditxt, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the acquisition of Ignite Proteomics LLC (“Ignite”) on March 11, 2026. The Original Report indicated that the financial statements of the business acquired, and the pro forma financial information required by Item 9.01 of Form 8-K would be filed by amendment.

This Current Report on Form 8-K/A amends the Original Report to provide the financial statements of Ignite and the unaudited pro forma consolidated financial information required by Item 9.01 of Form 8-K. Except as described herein, this Form 8-K/A does not amend, modify, or update any other information contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited balance sheet of Ignite as of December 31, 2025 and the related audited statements of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2025, and the audited balance sheet of Ignite as of December 31, 2024 and the related audited statements of operations, stockholders’ deficit, and cash flows for the period from May 30, 2024 (inception) through December 31, 2024, are filed as Exhibit 99.1.

(b)	Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company giving effect to the acquisition of Ignite Proteomics LLC, consisting of (i) the unaudited pro forma consolidated balance sheet as of December 31, 2025 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2025, and (ii) the unaudited pro forma consolidated balance sheet as of December 31, 2024 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2024, are filed as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of CBIZ CPAs P.C.
99.1	Audited financial statements of Ignite Proteomics LLC as of December 31, 2025 and 2024 and for the year ended December 31, 2025 and the period from May 30, 2024 (inception) through December 31, 2024
99.2	Unaudited pro forma consolidated financial information as of and for the year ended December 31, 2025
99.3	Unaudited pro forma consolidated financial information as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: April 7, 2026	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer

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